Exhibit 99.2
Supplemental Investor Package Fourth Quarter 2007 Investor Contact: Jennifer DiBerardino Vice President, Investor Relations Tel: 973-948-1364 Jennifer.diberardino@selective.com

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	December 31,			December 31,
	2007			2006
	Balance	Market	Unrealized	Balance	Market	Unrealized
	Sheet	Value	Gain (Loss)	Sheet	Value	Gain
Invested Assets:
Corporate bonds	$1,282,643	1,282,645	(910)	$994,170	994,172	9,848
Gov't\ Municipal bonds	1,796,687	1,796,829	24,688	1,952,752	1,953,001	10,619
Total bonds	3,079,330	3,079,474	23,778	2,946,922	2,947,173	20,467
Equities	274,705	274,705	114,315	307,376	307,376	149,512
Short term investments	190,167	190,167	-	197,019	197,019	-
Other investments	188,827	188,827	30,647	144,785	144,785	25,801
Total invested assets	3,733,029	3,733,173	168,740	3,596,102	3,596,353	195,780

Total assets	5,001,992			4,767,705

Liabilities:
Reserve for losses	2,182,572			1,959,485
Reserve for loss expenses	359,975			329,285
Unearned premium reserve	841,348			791,540

Total liabilities	3,925,949			3,690,478

Stockholders' equity	1,076,043			1,077,227

Total debt to capitalization ratio	21.5%			25.2%
Adjusted total debt to capitalization ratio *	15.2%			18.2%

Book value per share	19.81			18.81

Book value per share excluding
FAS 115 unrealized gain or loss on bond portfolio	19.53			18.58

NPW per insurance segment employee	797			827

Statutory premiums to surplus ratio	1.5x			1.5x

Statutory surplus	1,034,294			1,030,078

* The adjusted debt to capitalization ratio reflects a reduction in debt for amounts held in an irrevocable trust for the benefit of senior note holders as well as the median rating agency equity treatment of 75% applied to our $100 million Junior Subordinated Notes issued September 25, 2006.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
December 31, 2007	THREE MONTHS ENDED DECEMBER 31,				TWELVE MONTHS ENDED DECEMBER 31,
($ in thousands, except per share amounts)	2007		2006		2007		2006
		Per diluted share		Per diluted share		Per diluted share		Per diluted share
Consolidated
Revenue	$466,611		$458,954		$1,846,228		1,807,867
Operating income	32,243	0.60	37,253	0.62	124,818	2.21	140,512	2.28
Net realized gains, after tax	3,997	0.07	6,290	0.10	21,680	0.38	23,062	0.37
Net Income	36,240	0.67	43,543	0.72	146,498	2.59	163,574	2.65
Operating return on equity	12.2%		14.0%		11.6%		13.7%

Insurance Operations
Gross premiums written	369,702		347,471		1,752,248		1,694,093
Net premiums written	323,236		306,925		1,554,867		1,535,961
Net premiums earned	382,682		377,180		1,517,306		1,499,664
Underwriting profit - before tax	1,264		11,463		15,957		57,978
- after tax	822	0.02	7,451	0.12	10,372	0.18	37,686	0.60
GAAP combined ratio	99.7%		97.0%		98.9%		96.1%

Commercial lines
Net premiums earned	331,044		324,892		1,314,002		1,285,876
GAAP combined ratio	95.9%		95.5%		96.8%		95.1%
Personal lines
Net premiums earned	51,638		52,288		203,304		213,788
GAAP combined ratio	123.8%		106.3%		112.9%		102.6%

Diversified Insurance Services
Revenue	26,380		26,415		115,566		110,526
Income - after tax	2,358	0.04	2,791	0.05	12,355	0.22	11,848	0.19
Return on revenue	8.9%		10.6%		10.7%		10.7%

Investments
Net investment income - before tax	49,965		44,519		174,144		156,802
- after tax	37,315	0.68	34,105	0.56	133,669	2.34	121,460	1.94
Effective tax rate	25.3%		23.4%		23.2%		22.5%
Annual after-tax yield on investment portfolio					3.6%		3.6%
Annual after-tax, after-interest expense yield					3.2%		3.1%
Invested assets per $ of stockholders' equity					$3.47		3.34

Other expenses (net of other income)
Interest expense - before tax	(5,640)		(6,369)		(23,795)		(21,411)

Actual interest expense - after tax	(3,666)		(4,140)		(15,467)		(13,917)
Interest expense addback for dilution - after tax	208		407		1,293		2,213
Adjusted interest expense - after tax	(3,458)	(0.06)	(3,733)	(0.06)	(14,174)	(0.25)	(11,704)	(0.19)

Other - after tax	$(4,586)	(0.08)	$(2,954)	(0.05)	(16,111)	(0.28)	(16,565)	(0.26)

Diluted weighted avg shares outstanding	54,746		61,382		57,165		62,542

Selective Insurance Group, Inc.
2007 Statutory Results by Line of Business
December 2007 YTD (unaudited)
($ in thousands)

	Net Premiums	Percent	Net Premiums	Percent	Loss	LAE	Underwriting Expense	Dividends to Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2007	2006	Gain/(Loss)
Personal Lines:

Homeowners	$65,439	(9.4)%	$62,280	5.0%	67.8%	8.4%	38.5%	0.0%	114.7%	103.6%	$(10,341)
Auto	130,124	(5.3)%	132,944	(9.4)%	64.5%	13.2%	31.9%	0.0%	109.6%	103.4%	$(11,858)
Other (including flood)	8,506	13.6%	8,081	4.7%	111.4%	(10.6)%	(71.0)%	0.0%	29.8%	(57.4)%	5,978
Total	$204,069	(6.0)%	$203,304	(4.9)%	67.4%	10.8%	29.7%	0.0%	107.9%	98.2%	$(16,221)

Commercial Lines:

Fire/IM	$198,903	5.3%	$190,681	4.6%	50.3%	4.1%	38.2%	0.1%	92.7%	82.1%	$10,788
Workers' compensation	336,189	3.4%	325,657	3.6%	62.2%	12.3%	25.1%	2.0%	101.6%	108.4%	(7,904)
General liability	420,388	1.7%	410,024	1.8%	49.0%	16.0%	33.7%	0.1%	98.8%	96.5%	1,599
Auto	319,176	(0.2)%	315,259	(1.5)%	49.8%	8.1%	30.1%	0.1%	88.1%	88.1%	36,319
BOP	55,642	9.2%	52,877	8.6%	60.7%	11.5%	37.5%	0.0%	109.7%	102.4%	(6,174)
Bonds	19,248	2.0%	19,087	9.1%	23.1%	1.5%	59.8%	0.0%	84.4%	74.7%	2,875
Other	9,113	29.1%	8,271	53.1%	(0.6)%	0.3%	41.6%	0.0%	41.3%	32.3%	4,503
Total	$1,358,659	2.6%	$1,321,857	2.4%	52.4%	11.0%	32.0%	0.5%	95.9%	95.0%	$42,008

Grand Total	$1,562,728	1.4%	$1,525,162	1.4%	54.4%	11.0%	31.6%	0.5%	97.5%	95.4%	$25,787

Note: Some amounts may not foot due to rounding.

	2007	2006
Losses Paid	$635,173	$613,732
LAE Paid	133,983	123,358
Total Paid	$769,156	$737,090

Selective Insurance Group, Inc.
2007 Statutory Results by Line of Business
4th Qtr 2007 (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2007	2006	Gain/(Loss)
Personal Lines:

Homeowners	$16,382	8.8%	$16,153	6.5%	78.2%	10.6%	37.7%	0.0%	126.5%	106.1%	$(4,362)
Auto	31,158	3.8%	33,307	(5.1)%	76.5%	8.7%	31.6%	0.0%	116.8%	108.6%	(4,932)
Other (including flood)	2,292	11.0%	2,179	7.8%	137.7%	8.9%	(48.8)%	0.0%	97.8%	(26.9)%	102
Total	$49,832	5.7%	$51,638	(1.2)%	79.6%	9.3%	29.9%	0.0%	118.8%	102.4%	$(9,192)

Commercial Lines:

Fire/IM	$42,560	8.8%	$49,024	4.7%	47.3%	4.5%	42.4%	0.4%	94.6%	76.9%	$5,376
Workers' compensation	63,302	2.4%	82,236	2.0%	66.5%	8.2%	30.4%	3.1%	108.2%	108.9%	(989)
General liability	85,447	9.4%	103,177	1.9%	43.6%	18.7%	37.5%	0.2%	100.0%	103.0%	6,643
Auto	63,488	0.2%	77,948	(1.0)%	54.0%	8.5%	31.6%	0.4%	94.5%	93.6%	8,872
BOP	14,292	11.3%	13,696	8.6%	40.4%	12.1%	37.8%	0.0%	90.3%	125.8%	1,106
Bonds	4,349	0.2%	4,809	2.4%	36.6%	(2.0)%	62.1%	0.0%	96.7%	55.8%	447
Other	2,039	22.1%	2,243	35.2%	(1.6)%	0.3%	48.1%	0.0%	46.8%	41.3%	1,290
Total	$275,477	5.4%	$333,132	2.1%	51.7%	11.0%	35.7%	1.0%	99.4%	98.5%	$22,745

Grand Total	$325,309	5.5%	$384,771	1.6%	55.5%	10.7%	34.9%	0.8%	101.9%	99.0%	$13,553

Note: Some amounts may not foot due to rounding.

	2007	2006
Losses Paid	$151,857	$172,924
LAE Paid	36,233	31,516
Total Paid	$188,090	$204,440

Selective Insurance Group, Inc.
Diversified Insurance Services
($ in thousands)

Three Months Ended December 31, 2007 (unaudited)
	Revenue			Net Income			Return on Revenue
	2007	2006	% Change	2007	2006	% Change	2007	2006	Pt Change

Flood	10,754	9,648	11%	1,220	1,239	-2%	11.3%	12.8%	(1.5)
Human Resource Administration Outsourcing	13,339	15,052	-11%	442	984	-55%	3.3%	6.5%	(3.2)
Other	2,287	1,715	33%	696	568	22%	30.4%	33.3%	(2.9)
Total	26,380	26,415	0%	2,358	2,791	-16%	8.9%	10.6%	(1.7)

Twelve Months Ended December 31, 2007 (unaudited)
	Revenue			Net Income			Return on Revenue
	2007	2006	% Change	2007	2006	% Change	2007	2006	Pt Change

Flood	47,842	41,522	15%	6,734	6,609	2%	14.1%	15.9%	(1.8)
Human Resource Administration Outsourcing	59,109	63,322	-7%	2,862	3,399	-16%	4.8%	5.4%	(0.6)
Other	8,615	5,682	52%	2,759	1,840	50%	32.0%	32.4%	(0.4)
Total	115,566	110,526	5%	12,355	11,848	4%	10.7%	10.7%	-

Human Resource Administration Outsourcing Statistics (unaudited)

	2007	2006	% Change

New Worksite EE - Selective Agents (Production)	2,025	3,691	-45%
Total New Worksite EE - All Agents (Production)	2,740	5,751	-52%
Total Worksite EE	25,111	26,952	-7%
Annual Gross Billings (000's)	$1,000,126	971,178	3%
Annual Gross Billings / Avg Worksite EE	$37,980	37,920	0%

Note: for 4th qtr, the "% change" columns should be the change in the whole dollar amounts. We should link the columns to the DIS P/L going forward.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Quarterly
GAAP Investment Income (unaudited)
($ in thousands)

	For the three months ended		%	Year to Date			%
	December	December	Increase	December	December	Increase	Increase
	2007	2006	(Decrease)	2007	2006	(Decrease)	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	$36,665	33,866	8.3	$140,383	128,771	11,612	9.0
Short-term	2,369	2,692	(12.0)	8,563	7,806	757	9.7
Other Investments
Alternative Investments	6,361	2,668	138.4	19,201	12,244	6,957	56.8
Other	2,391	1,336	79.0	2,391	1,294	1,097	84.8
Dividends	3,619	5,479	(33.9)	8,626	9,898	(1,272)	(12.9)
Miscellaneous	77	66	16.7	236	208	28	13.5
	51,482	46,107	11.7	179,400	160,221	19,179	12.0

Investment Expense	1,517	1,588	(4.5)	5,256	3,419	1,837	53.7

Net Investment Income Before Tax	49,965	44,519	12.2	174,144	156,802	17,342	11.1

Tax	12,650	10,414	21.5	40,475	35,342	5,133	14.5

Net Investment Income After Tax	$37,315	34,105	9.4	$133,669	121,460	12,209	10.1

Net Investment Income per Share	0.68	0.56	21.4	2.34	1.94	0.40	20.6

Effective Tax Rate	25.3%	23.4%		23.2%	22.5%	0.7	3.1

Average Yield:
Pre Tax				4.8%	4.6%	0.2
After Tax				3.6%	3.6%	-

	For the three months ended			Year to Date			%
	December	December		December	December	Increase	Increase
Net Realized Gains (Losses)	2007	2006		2007	2006	(Decrease)	(Decrease)
Fixed Maturities	(5,063)	338		(6,705)	(4,281)	(2,424)	(56.6)
Equity Securities	11,212	9,339		40,895	39,760	1,135	2.9
Other Investments	-	-		(836)	-	(836)	n/a
Total	6,149	9,677		33,354	35,479	(2,125)	(6.0)
Net of Tax	3,997	6,291		21,680	23,062	(1,382)	(6.0)

Selective Insurance Group, Inc.
Consolidated Balance Sheets

(in thousands, except share amounts)
	Unaudited	Unaudited
ASSETS	December 31,	December 31,
Investments:	2007	2006
Fixed maturity securities, held-to-maturity - at amortized cost
(fair value of: $5,927-2007; $10,073-2006)	$5,783	9,822
Fixed maturity securities, available-for-sale - at fair value
(amortized cost of: $3,049,913-2007; $2,916,884-2006)	3,073,547	2,937,100
Equity securities, available-for-sale - at fair value
(cost of: $160,390-2007; $157,864-2006)	274,705	307,376
Short-term investments - (at cost which approximates fair value)	190,167	197,019
Other investments	188,827	144,785
Total investments	3,733,029	3,596,102

Cash and cash equivalents	8,383	6,443
Interest and dividends due or accrued	36,141	34,846
Premiums receivable, net of allowance for uncollectible accounts of:
$3,905-2007; $3,229-2006	496,363	458,452
Other trade receivables, net of allowance for uncollectible accounts of:
$244-2007; $255-2006	21,875	21,388
Reinsurance recoverable on paid losses and loss expenses	7,429	4,693
Reinsurance recoverable on unpaid losses and loss expenses	227,801	199,738
Prepaid reinsurance premiums	82,182	69,935
Current federal income tax	4,235	468
Deferred federal income tax	22,375	15,445
Property and equipment - at cost,
net of accumulated depr and amort of: $117,832-2007; $103,660-2006	58,561	59,004
Deferred policy acquisition costs	226,434	218,103
Goodwill	33,637	33,637
Other assets	43,547	49,451
Total assets	$5,001,992	4,767,705

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Reserve for losses	$2,182,572	1,959,485
Reserve for loss expenses	359,975	329,285
Unearned premiums	841,348	791,540
Senior convertible notes	8,740	57,413
Notes payable	286,151	304,424
Commissions payable	60,178	54,814
Accrued salaries and benefits	88,079	94,560
Other liabilities	98,906	98,957
Total liabilities	3,925,949	3,690,478

Stockholders' Equity:
Preferred stock of $0 par value per share:
Authorized shares-5,000,000; no shares issued or outstanding
Common stock of $2 par value per share:
Authorized shares-360,000,000
Issued: 94,652,930-2007; 91,562,266-2006	189,306	183,124
Additional paid-in capital	192,627	153,246
Retained earnings	1,105,946	986,017
Accumulated other comprehensive income	86,043	100,601
Treasury stock - at cost (shares: 40,347,894-2007; 34,289,974-2006)	(497,879)	(345,761)
Total stockholders' equity	1,076,043	1,077,227

Total liabilities and stockholders' equity	$5,001,992	4,767,705

Selective Insurance Group, Inc.
Consolidated Statements of Income

(in thousands, except per share amounts)	Unaudited		Unaudited
	Three Months ended		Twelve Months ended
	December 31,		December 31,
	2007	2006	2007	2006
Revenues:
Net premiums written	$323,236	306,925	1,554,867	1,535,961
Net increase in unearned premiums and
prepaid reinsurance premiums	59,446	70,255	(37,561)	(36,297)
Net premiums earned	382,682	377,180	1,517,306	1,499,664
Net investment income earned	49,965	44,519	174,144	156,802
Net realized gains	6,149	9,677	33,354	35,479
Diversified insurance services revenue	26,380	26,415	115,566	110,526
Other income	1,435	1,163	5,858	5,396
Total revenues	466,611	458,954	1,846,228	1,807,867

Expenses:
Losses incurred	213,289	202,377	829,524	791,955
Loss expenses incurred	41,629	41,290	169,682	168,028
Policy acquisition costs	123,980	120,559	497,229	478,339
Dividends to policyholders	3,253	1,853	7,202	5,927
Interest expense	5,640	6,369	23,795	21,411
Diversified insurance services expenses	22,854	22,277	96,943	92,718
Other expenses	6,908	5,974	29,095	28,979
Total expenses	417,553	400,699	1,653,470	1,587,357

Income before federal income tax	49,058	58,255	192,758	220,510

Federal income tax expense (benefit):
Current	12,475	13,873	43,046	66,717
Deferred	343	839	3,214	(9,781)
Total federal income tax expense	12,818	14,712	46,260	56,936

Net income	$36,240	43,543	146,498	163,574

Earnings per share:
Basic net income	$0.70	0.79	2.80	2.98

Diluted net income	$0.67	0.72	2.59	2.65

Dividends to stockholders	$0.13	0.11	0.49	0.44

Selective Insurance Group, Inc.
Consolidated Statements of Stockholders' Equity

	Unaudited		Unaudited
	Twelve Months Ended		Twelve Months Ended
(in thousands, except per share amounts)	December 31,		December 31,
	2007		2006

Common stock:
Beginning of year	$183,124		173,085
Dividend reinvestment plan
(shares: 78,762 - 2007; 64,072 - 2006)	158		128
Convertible debentures
(shares: 2,074,067 - 2007; 3,999,128 - 2006)	4,148		7,998
Stock purchase and compensation plans
(shares: 937,835 - 2007; 956,520 - 2006)	1,876		1,913
End of year	189,306		183,124

Additional paid-in capital:
Beginning of year	153,246		71,638
Dividend reinvestment plan	1,708		1,604
Convertible debentures	9,806		51,249
Stock purchase and compensation plans	27,867		28,755
End of year	192,627		153,246

Retained earnings:
Beginning of year	986,017		847,687
Net income	146,498	146,498	163,574	163,574
Dividends to stockholders ($ 0.49 per share - 2007;
$0.44 per share - 2006)	(26,569)		(25,244)
End of year	1,105,946		986,017

Accumulated other comprehensive income:
Beginning of year	100,601		118,121
Other comprehensive (loss) income:
Decrease in unrealized gains on investment securities, net of deferred
income tax effect of $(10,925) - 2007; $(2,031) - 2006	(20,289)	(20,289)	(3,772)	(3,772)
Defined benefit pension plans, net of deferred
income tax effect of $3,086 - 2007; $(7,403) - 2006	5,731	5,731	(13,748)	-
End of year	86,043		100,601
Comprehensive income		131,940		159,802

Treasury stock:
Beginning of year	(345,761)		(229,407)
Acquisition of treasury stock
(shares: 6,057,920 - 2007; 4,335,622 - 2006)	(152,118)		(116,354)
End of year	(497,879)		(345,761)

Total stockholders' equity	$1,076,043		1,077,227

Selective Insurance Group, Inc.
Consolidated Statements of Cash Flows
Years ended December 31,	(unaudited)	(unaudited)
(in thousands)	2007	2006
Operating Activities
Net income	$146,498	163,574

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	29,139	25,684
Stock compensation expense	20,992	14,524
Net realized gains	(33,354)	(35,479)
Deferred tax	3,214	(9,781)
Loss on disposition of discontinued operations	-	-
Debt conversion inducement	-	2,117
Cumulative effect of change in accounting principle, net of tax	-	-

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverable
on unpaid losses and loss expenses	227,749	223,231
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	38,346	35,708
(Decrease) increase in net federal income tax payable	(3,767)	(2,761)
Increase in premiums receivable	(37,911)	(11,232)
Increase in other trade receivables	(487)	(4,835)
Increase in deferred policy acquisition costs	(8,331)	(13,271)
Increase in interest and dividends due or accrued	(1,331)	(2,280)
(Increase) decrease in reinsurance recoverable on paid losses and loss expenses	(2,736)	(144)
(Decrease) increase in accrued salaries and benefits	(3,266)	5,385
Increase (decrease) in accrued insurance expenses	6,370	(1,566)
Other, net	5,163	4,181
Net adjustments	239,790	229,481
Net cash provided by operating activities	386,288	393,055

Investing Activities
Purchase of fixed maturity securities, available-for-sale	(580,864)	(801,647)
Purchase of equity securities, available-for-sale	(148,569)	(52,429)
Purchase of other investments	(80,147)	(71,486)
Purchase of short-term investments	(2,198,362)	(2,290,937)
Net proceeds from sale of subsidiary	-	376
Sale of fixed maturity securities, available-for-sale	102,613	306,044
Sale of short-term investments	2,205,194	2,279,055
Redemption and maturities of fixed maturity securities, held-to-maturity	4,051	3,635
Redemption and maturities of fixed maturity securities, available-for-sale	319,118	187,608
Sale of equity securities, available-for-sale	187,259	108,382
Proceeds from other investments	40,115	8,350
Purchase of property and equipment	(14,511)	(18,670)
Net cash used in investing activities	(164,103)	(341,719)

Financing Activities
Dividends to stockholders	(24,464)	(22,831)
Acquisition of treasury stock	(152,118)	(116,354)
Proceeds from issuance of notes payable, net of issuance costs	-	96,263
Principal payments of notes payable	(18,300)	(18,300)
Net proceeds from stock purchase and compensation plans	8,609	11,560
Excess tax benefits from share-based payment arrangements	3,484	3,903
Borrowings under line of credit agreement	6,000	-
Repayment of borrowings under line of credit agreement	(6,000)	-
Debt conversion inducement	-	(2,117)
Principal payments of senior convertible notes	(37,456)	-
Proceeds received on notes receivable from stock sales	-	-
Net cash (used in) provided by financing activities	(220,245)	(47,876)
Net increase in cash and cash equivalents	1,940	3,460
Cash and cash equivalents, beginning of year	6,443	2,983
Cash and cash equivalents, end of year	$8,383	6,443

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	Dec-31	Dec-31
	2007	2006

ASSETS
Bonds	$3,041,373	2,869,024
Common stocks	297,102	330,470
Preferred stocks	-	10,000
Other investments	188,827	144,874
Short-term investments	125,650	81,663
Total investments	3,652,952	3,436,031

Cash on hand and in banks	(33,209)	(25,466)
Interest and dividends due and accrued	36,057	34,380
Premiums receivable	487,037	452,805
Reinsurance recoverable on paid losses and expenses	7,429	5,165
Deferred tax recoverable	87,951	77,799
EDP equipment	4,691	3,292
Equities and deposits in pools and associations	10,411	10,277
Receivable for sold securities	167	7,599
Other assets	32,105	27,514
Total assets	$4,285,591	4,029,396

LIABILITIES
Reserve for losses	$1,953,960	1,759,151
Reinsurance payable on paid loss and loss expense	1,310	370
Reserve for loss expenses	358,126	324,861
Unearned premiums	754,895	721,599
Reserve for commissions payable	60,178	54,814
Ceded balances payable	8,192	6,388
Federal income tax payable	14,084	13,949
Premium and other taxes payable	24,982	23,976
Reserve for dividends to policyholders	5,651	4,220
Reserves for unauthorized reinsurance	1,258	1,570
Payable for securities	-	13,704
Funds withheld on account of others	5,070	5,005
Accrued salaries and benefits	48,582	47,110
Other liabilities	15,009	22,601
Total liabilities	3,251,297	2,999,318

POLICYHOLDERS' SURPLUS
Capital	28,325	28,325
Paid in surplus	235,792	235,792
Unassigned surplus	770,177	765,961
Total policyholders' surplus	1,034,294	1,030,078
Total liabilities and policyholders' surplus	$4,285,591	4,029,396

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended					Twelve Months Ended
	December					December

UNDERWRITING	2007		2006		2007		2006

Net premiums written	$321,038		308,402		1,558,457		1,540,901

Net premiums earned	384,772		378,673		1,525,163		1,504,632

Net losses paid	151,857		172,924		635,173		613,732
Change in reserve for losses	61,553		28,986		194,809		178,852
Net losses incurred	213,410	55.5%	201,910	53.3%	829,982	54.4%	792,584	52.7%
Net loss expenses paid	36,233		31,516		133,983		123,358
Change in reserve for loss expenses	5,085		9,485		33,265		42,799
Net loss expenses incurred	41,318	10.7%	41,001	10.8%	167,248	11.0%	166,157	11.0%
Net underwriting expenses incurred	113,795	35.1%	106,491	34.6%	497,946	31.8%	484,599	31.4%
Total deductions	368,523		349,402		1,495,176		1,443,340
Statutory gain	16,249		29,271		29,987		61,292

Net loss from premium balances charged off	(880)		(673)		(2,831)		(3,508)
Finance charges and other income	1,437		1,165		5,833		5,450
Total other income	557	-0.2%	492	-0.2%	3,002	-0.2%	1,942	-0.1%
Policyholders' dividends incurred	(3,253)	0.8%	(1,853)	0.5%	(7,202)	0.5%	(5,927)	0.4%
Total underwriting gain	13,553	101.9%	27,910	99.0%	25,787	97.5%	57,307	95.4%

INVESTMENT
Net investment income earned	48,237		43,179		166,327		149,131
Net realized gain	6,148		9,677		33,359		35,643
Total income before income tax	67,938		80,766		225,473		242,081
Federal income tax expense	18,022		17,883		57,851		77,860

Net income	$49,916		62,883		167,622		164,221

Policyholders' Surplus
Surplus, beginning of period	$1,071,166		985,802		1,030,078		930,577

Net income	49,916		62,883		167,622		164,221
Change in deferred tax	(1,669)		(4,445)		1,047		12,993
Change in unrealized (losses) gains	(13,433)		6,601		(20,288)		1,626
Dividends to stockholders	(63,637)		(24,000)		(139,649)		(109,099)
Paid in surplus	-		-		-		32,100
Change in reserve for unauthorized	312		3,111		312		3,111
Change in non-admitted assets	(8,190)		140		(11,542)		(4,889)
Surplus adjustments	(171)		(14)		6,714		(562)

Net change in surplus for period	(36,872)		44,276		4,216		99,501

Surplus, end of period	$1,034,294		1,030,078		1,034,294		1,030,078

Statutory underwriting gain (loss):	$13,553		27,910		25,787		57,307

Adjustments under GAAP:
Deferred policy acquisition costs	(8,725)		(13,180)		8,331		13,271
Flood income reclassification	(1,884)		(1,913)		(10,386)		(10,193)
Other, net	(1,680)		(1,354)		(7,775)		(2,407)
GAAP underwriting gain (loss)	$1,264		11,463		15,957		57,978

Note: Some amounts or ratios may not foot due to rounding.
Certain amounts have been reclassified to comform to the current year's presentation.

Selective Insurance Group, Inc. and its Subsidiaries
Municipal Fixed Income Portfolio (as of December 31, 2007)

Highlights

●	The overall credit quality* of our $1.6 billion municipal fixed income portfolio is:
o	“AA+” including insurance enhancement
o	“AA” excluding insurance enhancement
▪	95% of the underlying ratings are “A-” or better
▪	76% of the underlying ratings are “AA-” or better

●	The municipal fixed income portfolio with insurance enhancement represents $862 million, or 53% of the total municipal fixed income portfolio
o	The average credit quality with insurance enhancement is “AAA”
o	The average credit quality without insurance enhancement is “AA-”
o	Credit analysis is performed on every municipal fixed income investment, irrespective of credit enhancement provided by bond insurers

●	The municipal fixed income portfolio without insurance enhancement represents $755 million, or 47% of the total municipal fixed income portfolio
o	Average credit quality is “AA+”

●
Based on our analysis of the composition of our municipal fixed income portfolio within context of the market conditions existing today, we believe that the ultimate impact on our municipal fixed income portfolio would not be material if monoline insurers ceased to exist.  Our belief is based on the following assumptions:

o	The inherent strength of the underlying credit quality of the municipal fixed income securities in our portfolio
o	The yield spread differences between “AAA” rated municipal fixed income securities and “AA” rated municipal fixed income securities in our portfolio remain marginal
o	The historically low default rates of high grade municipal fixed income securities

*Credit quality is based on weighted average Standard & Poor’s (S&P) ratings or equivalent when the S&P rating is not available.

Selective Insurance Group, Inc. and its Subsidiaries
Municipal Fixed Income Portfolio as of December 31, 2007
($ in millions)

	Average	Market	% of Total	Unrealized
	Credit Rating	Value	Muni Portfolio	Gain

Uninsured Securities	AA+	755	47%	7

Securities with Insurance Enhanced[1]	AAA	862	53%	11
Without Insurance Enhancement	AA-

Total		$1,617	100%	$ 18

[1] Includes $32.9 million of unrated municipal fixed income securities which we consider to be investment grade.
A "BBB-" rating has been applied to these municipal fixed income securities in the interest of conservatism.

Selective Insurance Group, Inc. and its Subsidiaries
Ratings on Municipal Fixed Income Portfolio as of December 31, 2007
($ in millions)

	Uninsured Securities		Insurance Enhanced Securities[1]		Underlying Rating of Insurance Enhanced Securities[1]		Total Municipal Fixed Income Portfolio (with Insurance Enhancement)		Total Municipal Fixed Income Portfolio (without Insurance Enhancement)
	(1)		(2)		(3)		(1) + (2)		(1) + (3)
S&P or equivalent ratings	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total

AAA	330	44%	861	100%	45	5%	1,191	74%	375	23%
AA+	177	23%	-	0%	103	12%	177	11%	280	17%
AA	138	18%	1	0%	138	16%	139	9%	276	17%
AA-	66	9%	-	0%	234	27%	66	4%	300	19%
A+	28	4%	-	0%	134	16%	28	2%	162	10%
A	-	0%	-	0%	102	11%	-	0%	102	6%
A-	2	0%	-	0%	54	6%	2	0%	56	3%
BBB+	4	1%	-	0%	14	2%	4	0%	18	1%
BBB	2	0%	-	0%	-	0%	2	0%	2	0%
BBB-	8	1%	-	0%	38	4%	8	0%	46	3%
Total	755	100%	862	100%	862	100%	1,617	100%	1,617	100%
Average Rating:		AA+		AAA		AA-		AA+		AA

[1] Includes $32.9 million of unrated municipal fixed income securities which we consider to be investment grade.  A "BBB-" rating has been applied to these municipal fixed income securities in the interest of conservatism.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Insurance Enhanced Asset Backed Securities by Insurer and Rating
As of 12/31/07
Unaudited

(in $000s)
Book Value as of 12/31/07

Underlying Composite Rating	AMBAC	FGIC	FSA	MBIA	RADIAN	XLCA	Total	% of Total Bond Portfolio
AAA	14,640	6,194	23,312	250	-	-	44,395	1%
AA+	11,153	15,273	60,326	14,712	-	-	101,464	3%
AA	32,218	23,032	35,751	45,416	-	-	136,417	4%
AA-	14,681	47,718	69,686	98,109	-	-	230,194	8%
A+	8,237	35,681	26,576	58,134	-	3,886	132,514	4%
A	30,852	15,135	21,108	34,430	-	-	101,526	3%
A-	9,625	8,749	15,675	19,437	-	-	53,485	2%
BBB+	3,260	-	-	10,740	-	-	14,000	0%
BBB-	-	2,908	-	2,141	-	-	5,049	0%
N.A.	5,880	5,312	2,120	18,172	1,267	-	32,751	1%
Total	130,547	160,002	254,554	301,539	1,267	3,886	851,795	28%

	Market Value as of 12/31/07
Underlying Composite Rating	AMBAC	FGIC	FSA	MBIA	RADIAN	XLCA	Total	% of Total Bond Portfolio
AAA	14,850	6,416	23,476	253	-	-	44,995	% of Total Bond Portfolio
AA+	11,461	15,394	61,062	14,791	-	-	102,707	3%
AA	32,427	23,592	36,297	46,027	-	-	138,343	4%
AA-	14,834	47,988	71,287	99,724	-	-	233,833	8%
A+	8,139	36,093	26,906	58,945	-	3,864	133,947	4%
A	30,959	15,328	21,182	34,552	-	-	102,021	3%
A-	9,771	9,000	15,875	19,654	-	-	54,300	2%
BBB+	3,281	-	-	11,005	-	-	14,286	0%
BBB-	-	2,907	-	2,151	-	-	5,058	0%
N.A.	5,892	5,392	2,111	18,267	1,265	-	32,927	1%
Total	131,613	162,110	258,196	305,369	1,265	3,864	862,417	27%

	Unrealized Gains/(Losses) as of 12/31/07
Underlying Composite Rating	AMBAC	FGIC	FSA	MBIA	RADIAN	XLCA	Total
AAA	210	222	165	3	-	-	599
AA+	307	121	736	79	-	-	1,243
AA	209	561	546	611	-	-	1,926
AA-	152	270	1,601	1,616	-	-	3,639
A+	(97)	412	329	811	-	(22)	1,434
A	106	193	74	122	-	-	496
A-	146	251	200	217	-	-	815
BBB+	20	-	-	266	-	-	286
BBB-	-	(1)	-	11	-	-	9
N.A.	12	79	(9)	94	(1)	-	176
Total	1,066	2,108	3,643	3,830	(1)	(22)	10,622

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Insurance Enhanced Asset Backed Securities by Insurer and Rating
As of 12/31/07
Unaudited

Unaudited
(in $000s)
	Book Value as of 12/31/07
Underlying Composite Rating	AMBAC	CIFG	FGIC	MBIA	Total	% of Total Bond Portfolio
N.A.	10,356	9,457	8,260	9,240	37,313	1%
Total	10,356	9,457	8,260	9,240	37,313	1%

	Market Value as of 12/31/07
Underlying Composite Rating	AMBAC	CIFG	FGIC	MBIA	Total	% of Total Bond Portfolio
N.A.	10,431	8,921	7,537	8,689	35,578	1%
Total	10,431	8,921	7,537	8,689	35,578	1%

	Unrealized Gains/(Losses) as of 12/31/07
Underlying Composite Rating	AMBAC	CIFG	FGIC	MBIA	Total
N.A.	75	(536)	(723)	(551)	(1,735)
Total	75	(536)	(723)	(551)	(1,735)

Selective Insurance Group, Inc. and Consolidated Subsidiaries
As of December 31, 2007
(in 000's)
(Unaudited)

Residential Mortgage Backed Securities (RMBS) and Residential ABS -Book Value

RMBS Type	AAA	AAA Insured	AA	A	BBB	Total	% of Total Bond Portfolio
Agency	203,612	-	-	-	-	203,612	7%
FHA/VA	16,024	-	-	-	-	16,024	1%
Total Agency	219,636	-	-	-	-	219,636	8%
Alt-A	85,312	-	-	-	-	85,312	3%
CDO	-	9,457	-	-	-	9,457	0%
Home Equity ABS	-	8,681	-	-	-	8,681	0%
Non-Agency & Other Prime	101,113	-	14,224	4,634	1,310	121,281	4%
Total RMBS & RABS-Book Value	406,061	18,138	14,224	4,634	1,310	444,367	15%
% of Total RMBS & RABS	92%	4%	3%	1%	0%	100%

Residential Mortgage Backed Securities (RMBS) and Residential ABS -Market Value

RMBS Type	AAA	AAA Insured	AA	A	BBB	Total	% of Total Bond Portfolio
Agency	205,883	-	-	-	-	205,883	7%
FHA/VA	15,902	-	-	-	-	15,902	0%
Total Agency	221,785	-	-	-	-	221,785	7%
Alt-A	82,644	-	-	-	-	82,644	3%
CDO	-	8,922	-	-	-	8,922	0%
Home Equity ABS	-	7,912	-	-	-	7,912	0%
Non-Agency & Other Prime	100,643	-	13,038	4,519	1,144	119,344	4%
Total RMBS & RABS-Market Value	405,072	16,834	13,038	4,519	1,144	440,607	14%
% of Total RMBS & RABS	92%	4%	3%	1%	0%	100%

Unrealized gains/(losses)

RMBS Type	AAA	AAA Insured	AA	A	BBB	Total
Agency	2,271	-	-	-	-	2,271
FHA/VA	(122)	-	-	-	-	(122)
Total Agency	2,149	-	-	-	-	2,149
Alt-A	(2,668)	-	-	-	-	(2,668)
CDO	-	(535)	-	-	-	(535)
Home Equity ABS	-	(769)	-	-	-	(769)
Non-Agency & Other Prime	(470)	-	(1,186)	(115)	(166)	(1,937)
Total RMBS & RABS-Market Value	(989)	(1,304)	(1,186)	(115)	(166)	(3,760)
% of Total RMBS & RABS	26%	35%	32%	3%	4%	100%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
As of December 31, 2007
(in 000's)
(Unaudited)

CMBS by Vintage Year - Book Value

Vintage Yr	AAA	AAA Insured	AA	A	BBB	BB	Total	Type % of Total
1996	5,256	-	-	-	-	-	5,256	2%
1998	1,607	-	-	-	-	-	1,607	0%
1999	22,712	5,348	-	-	-	-	28,060	10%
2000	34,516	-	-	-	-	-	34,516	12%
2001	36,894	-	-	-	-	-	36,894	13%
2002	49,749	-	-	-	-	-	49,749	17%
2003	2,006	-	-	-	-	-	2,006	0%
2004	9,500	-	5,000	-	-	-	14,500	5%
2005	12,524	-	4,845	-	4,796	-	22,165	8%
2006	26,732	-	10,385	3,000	-	-	40,117	14%
2007	29,419	-	7,054	2,000	10,630	5,000	54,103	19%
Total CMBS-Book Value	230,915	5,348	27,284	5,000	15,426	5,000	288,973	100%
% of Total CMBS	80%	2%	9%	2%	5%	2%	100%

CMBS by Vintage Year - Market Value

Vintage Yr	AAA	AAA Insured	AA	A	BBB	BB	Total	Type % of Total
1996	5,238	-	-	-	-	-	5,238	2%
1998	1,609	-	-	-	-	-	1,609	0%
1999	23,374	5,557	-	-	-	-	28,931	10%
2000	36,080	-	-	-	-	-	36,080	13%
2001	38,508	-	-	-	-	-	38,508	14%
2002	50,808	-	-	-	-	-	50,808	18%
2003	2,028	-	-	-	-	-	2,028	0%
2004	9,665	-	4,900	-	-	-	14,565	5%
2005	10,922	-	4,821	-	4,135	-	19,878	7%
2006	24,507	-	8,758	2,902	-	-	36,167	13%
2007	29,529	-	6,646	1,883	7,845	4,700	50,603	18%
Total CMBS-Market Value	232,268	5,557	25,125	4,785	11,980	4,700	284,415	100%
% of Total CMBS	82%	2%	8%	2%	4%	2%	100%

CMBS by Vintage Year - Unrealized Gain/(Loss)

Vintage Yr	AAA	AAA Insured	AA	A	BBB	BB	Total
1996	(18)	-	-	-	-	-	(18)
1998	2	-	-	-	-	-	2
1999	662	209	-	-	-	-	871
2000	1,564	-	-	-	-	-	1,564
2001	1,614	-	-	-	-	-	1,614
2002	1,059	-	-	-	-	-	1,059
2003	22	-	-	-	-	-	22
2004	165	-	(100)	-	-	-	65
2005	(1,602)	-	(24)	-	(661)	-	(2,287)
2006	(2,225)	-	(1,627)	(98)	-	-	(3,950)
2007	110	-	(408)	(117)	(2,785)	(300)	(3,500)
Total CMBS-Market Value	1,353	209	(2,159)	(215)	(3,446)	(300)	(4,558)
% of Total CMBS	-30%	-5%	47%	5%	76%	7%	100%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
As of December 31, 2007
(in 000's)
(Unaudited)

CMBS by Type - Book Value

CMBS Type	AAA	AAA Insured	AA	A	BBB	BB	Total	Type % of Total
Agency MultiFamily	48,987	-	-	-	-	-	48,987	17%
Cell Tower	-	-	19,845	5,000	-	-	24,845	9%
Conduit	28,653	-	-	-	-	-	28,653	10%
Fusion	118,945	-	4,054	-	13,426	-	136,425	47%
Lease-Backed	-	5,348	-	-	-	-	5,348	2%
Re-Securitization	26,256	-	3,385	-	-	-	29,641	10%
Single Borrower - Multiple Properties	5,074	-	-	-	2,000	5,000	12,074	4%
Timberland	3,000	-	-	-	-	-	3,000	1%
Total CMBS-Book Value	230,915	5,348	27,284	5,000	15,426	5,000	288,973	100%
% of Total CMBS	80%	2%	9%	2%	5%	2%	100%

CMBS by Type - Market Value

CMBS Type	AAA	AAA Insured	AA	A	BBB	BB	Total	Type % of Total
Agency MultiFamily	50,181	-	-	-	-	-	50,181	17%
Cell Tower	-	-	19,548	4,785	-	-	24,333	9%
Conduit	29,452	-	-	-	-	-	29,452	10%
Fusion	121,875	-	3,770	-	10,149	-	135,794	48%
Lease-Backed	-	5,557	-	-	-	-	5,557	2%
Re-Securitization	22,541	-	1,807	-	-	-	24,348	9%
Single Borrower - Multiple Properties	5,306	-	-	-	1,831	4,700	11,837	4%
Timberland	2,913	-	-	-	-	-	2,913	1%
Total CMBS-Market Value	232,268	5,557	25,125	4,785	11,980	4,700	284,415	100%
% of Total CMBS	82%	2%	8%	2%	4%	2%	100%

CMBS Unrealized gains/(losses) by type

CMBS Type	AAA	AAA Insured	AA	A	BBB	BB	Total
Agency MultiFamily	1,194	-	-	-	-	-	1,194
Cell Tower	-	-	(297)	(215)	-	-	(512)
Conduit	799	-	-	-	-	-	799
Fusion	2,930	-	(284)	-	(3,277)	-	(631)
Lease-Backed	-	209	-	-	-	-	209
Re-Securitization	(3,715)	-	(1,578)	-	-	-	(5,293)
Single Borrower - Multiple Properties	232	-	-	-	(169)	(300)	(237)
Timberland	(87)	-	-	-	-	-	(87)
Total CMBS-Market Value	1,353	209	(2,159)	(215)	(3,446)	(300)	(4,558)